UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2012

FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD.

On June 20, 2012, Franklin Credit Holding Corporation (the “Company” or “Registrant”) filed its initial monthly operating report (the “Monthly Operating Report”) with the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) (Case No. 12-24411(DHS)).  The Registrant’s voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code was filed in the Bankruptcy Court on June 4, 2012.  Franklin Credit Management Corporation, the mortgage servicing subsidiary of the Registrant, is not proposing or planning to file for bankruptcy.

The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This initial Monthly Operating Report contains “forward-looking statements” regarding the Registrant’s projected cash flows.  This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The Monthly Operating Report may be available electronically on the Registrant’s website, http://www.franklincredit.com through the Franklin Credit Holding Corporation Investor Relations link, http://www.franklincredit.com/investorRelations/index.cfm?fuseaction=main.

The information furnished on this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, Revised April 28, 2011, in accordance with 28 U.S.C. § 586(a)(3).  The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the Registrant’s securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Exchange Act, and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements, which are reported on a consolidated basis, or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

FORWARD–LOOKING STATEMENTS

This Current Report on Form 8-K, including the Exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements that reflect, when made, the Company’s current views with respect to the current events and valuation of its assets and liabilities.  In some cases, you can identify the forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates, “ “believes,” “intend,” “estimates,” “project,” “predicts,” “potential” or “continue,” the negative of these terms and comparable terminology.  These forward-looking statements are based on management’s belief as well as assumptions made by and information available to management at the time the disclosed information was prepared.  Such statements contain certain risks, uncertainties, and assumptions.  Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Important factors that could cause actual results to differ from those in the Company’s specific forward-looking statements include, but are not limited to, the following: the terms of any reorganization plan ultimately confirmed by the Bankruptcy Court; the Company’s ability to obtain the Bankruptcy Court’s approval with respect to motions in the Chapter 11 case prosecuted from time to time; the ability of the Debtor to prosecute, confirm and consummate a reorganization plan in the Chapter 11 case; and risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity periods for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a case under Chapter 7 of the Bankruptcy Code.  Additional factors that could affect future results are described in the Company’s filings with the Commission, including, but not limited to, those factors discussed under the captions “Risk Factors,” “Interest Rate Risk” and “Real Estate Risk” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 23, 2012, and Quarterly Reports on Form 10-Q.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities and common stock.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Initial Monthly Operating Report, filed with the United States Bankruptcy Court for the District of New Jersey.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2012	RANKLIN CREDIT HOLDING CORPORATION

	By:	/s/ Kevin P. Gildea
	Name:	Kevin P. Gildea
	Title:	Chief Legal Officer, Executive Vice President and Secretary